Exhibit 99.1

NextGen Healthcare Reports Fiscal 2024 Second Quarter Results

REMOTE-FIRST COMPANY/NEW YORK– October 24, 2023 – NextGen Healthcare, Inc. (Nasdaq: NXGN), a leading provider of innovative, cloud-based healthcare technology solutions, today announced its operating results for the fiscal second quarter ending September 30, 2023.

Fiscal 2024 Second Quarter Highlights

•
Total revenue was $176.4 million compared to $159.4 million for the same period a year ago, an increase of 10.6%.
•
Recurring revenue was $161.3 million compared to $143.5 million for the same period a year ago, an increase of 12.4%.
•
Non-recurring revenue was $15.1 million compared to $15.9 million for the same period a year ago, a decrease of 5.3%.
•
Fully diluted net income per share was $0.07 compared to $0.20 for the same period a year ago.
•
On a non-GAAP basis, fully diluted earnings per share was $0.31 compared to $0.25 for the same period a year ago.
•
Adjusted EBITDA was $34.4 million compared to $28.6 million for the same period a year ago.
•
Bookings, which reflects annual contract value excluding renewals, were $40.8 million and included four deals greater than $1.0 million.

“The team produced solid financial and operational results this quarter as we look forward to the next chapter in the company’s history,” said David Sides, president and chief executive officer of NextGen Healthcare. “I would like to thank our shareholders for their support over the past 40 years as a public company.”

USE OF NON-GAAP FINANCIAL MEASURES

This news release contains certain non-GAAP (Generally Accepted Accounting Principles) financial measures, which are provided only as supplemental information. Investors should consider these non-GAAP financial measures only in conjunction with the comparable GAAP financial measures. These non-GAAP measures are not in accordance with or a substitute for U.S. GAAP. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of non-GAAP financial measures to the most directly comparable financial measure in the accompanying financial tables. Other companies may calculate non-GAAP measures differently than NextGen Healthcare, Inc., which limits comparability between companies. The Company believes that its presentation of non-GAAP diluted earnings per share provides useful supplemental information to investors and management regarding the Company's financial condition and results. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP.

The Company calculates non-GAAP diluted earnings per share by excluding net acquisition costs, amortization of acquired intangible assets, amortization of deferred debt issuance costs, Gain on disposition of Commercial Dental assets, impairment of assets, restructuring costs, shareholder disputes and related costs, which include net securities litigation defense, proxy contest, other regulatory and litigation matters, and related costs, net of insurance, share-based compensation, and other non-run-rate expenses from GAAP income before provision for income taxes.

The Company utilizes a normalized non-GAAP tax rate to provide better consistency across the interim reporting periods within a given fiscal year by eliminating the effects of non-recurring and period-specific items, which can vary in size and frequency, and which are not necessarily reflective of the Company’s longer-term operations. The normalized non-GAAP tax rate expected to be applied to each quarter of fiscal year 2024 is 21.0%. The determination of this rate is based on the consideration of both historic and projected financial results. The Company may adjust its non-GAAP tax rate as additional information becomes available and in conjunction with any other significant events occur that may materially affect this rate, such as merger and acquisition activity, changes in business outlook, or other changes in expectations regarding tax regulations.

The Company calculates free cash flow as total net cash provided by operating activities, net of cash used for the additions of capitalized software costs and equipment and improvements. The Company calculates net debt as line of credit and convertible senior notes less cash and cash equivalents and marketable securities. The Company calculates non-GAAP adjusted EBITDA by excluding net acquisition costs, amortization of acquired intangible assets, impairment of assets, restructuring costs, shareholder disputes and related costs, which include net securities litigation defense, proxy contest, other regulatory and litigation matters, and related costs, net of insurance, share-based compensation, and other non-run-rate expenses from GAAP income from operations and then adding back amortization of capitalized software costs and depreciation as presented within the condensed consolidated statements of cash flows. Non-GAAP adjusted EBITDA margin is calculated as non-GAAP adjusted EBITDA divided by total revenues. The Company calculates Rule of 40 as annual revenue growth rate plus non-GAAP adjusted EBITDA margin.

About NextGen Healthcare, Inc.

NextGen Healthcare, Inc. (Nasdaq: NXGN) is a leading provider of innovative healthcare technology and data solutions. We are reimagining ambulatory healthcare with award-winning EHR, practice management and surround solutions that enable providers to deliver whole-person health and value-based care. Our highly integrated, intelligent, and interoperable solutions increase clinical quality and productivity, enrich the patient experience and drive superior financial performance. We are on a relentless quest to achieve better healthcare outcomes for all. Learn more at nextgen.com, and follow us on Facebook, X, LinkedIn, YouTube, and Instagram.

Media Relations Contact

Tami Andrade

(949) 237-6083

tandrade@nextgen.com

Investor Relations Contact

James Hammerschmidt

(949) 237-6112

jhammerschmidt@nextgen.com

NEXTGEN HEALTHCARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2022	2023	2022
Revenues:
Recurring	$161,316	$143,503	$324,690	$283,262
Software, hardware, and other non-recurring	15,102	15,940	29,935	29,483
Total revenues	176,418	159,443	354,625	312,745
Cost of revenue:
Recurring	75,585	65,039	154,806	127,283
Software, hardware, and other non-recurring	12,031	10,797	24,205	21,473
Amortization of capitalized software costs and acquired intangible assets	7,181	6,744	14,172	13,878
Total cost of revenue	94,797	82,580	193,183	162,634
Gross profit	81,621	76,863	161,442	150,111
Operating expenses:
Selling, general and administrative	54,175	44,886	102,368	93,920
Research and development costs, net	18,020	20,857	38,945	42,652
Amortization of acquired intangible assets	1,189	705	2,377	1,410
Impairment of assets	166	805	525	1,329
Restructuring costs	15	321	105	321
Total operating expenses	73,565	67,574	144,320	139,632
Income from operations	8,056	9,289	17,122	10,479
Interest income	1,520	74	3,189	120
Interest expense	(3,310)	(325)	(6,549)	(655)
Other income, net	430	10,292	1,480	10,287
Income before provision for income taxes	6,696	19,330	15,242	20,231
Provision for income taxes	1,641	5,707	4,031	5,460
Net income	$5,055	$13,623	$11,211	$14,771
Net income per share:
Basic	$0.08	$0.20	$0.17	$0.22
Diluted	$0.07	$0.20	$0.17	$0.22
Weighted-average shares outstanding:
Basic	67,074	67,806	66,749	67,698
Diluted	67,690	68,422	67,280	68,353

NEXTGEN HEALTHCARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

(Unaudited)

	September 30, 2023	March 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$53,867	$98,719
Restricted cash and cash equivalents	4,914	7,269
Marketable securities	146,432	139,612
Accounts receivable, net	89,277	88,498
Contract assets	20,489	19,561
Income taxes receivable	8,134	5,248
Prepaid expenses and other current assets	39,684	42,916
Total current assets	362,797	401,823
Equipment and improvements, net	4,939	6,421
Capitalized software costs, net	59,875	54,516
Operating lease assets	2,615	3,335
Deferred income taxes, net	29,210	29,472
Contract assets, net of current	5,616	5,572
Intangibles, net	24,480	28,968
Goodwill	322,001	321,756
Other assets	46,217	44,238
Total assets	$857,750	$896,101
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$10,467	$12,022
Contract liabilities	45,932	61,601
Accrued compensation and related benefits	28,407	36,241
Income taxes payable	604	622
Operating lease liabilities	3,471	3,826
Other current liabilities	54,997	83,799
Total current liabilities	143,878	198,111
Contract liabilities, net of current	2,809	10,310
Deferred compensation	8,722	8,033
Convertible senior notes, net, noncurrent	267,565	266,843
Operating lease liabilities, net of current	2,464	4,095
Other noncurrent liabilities	9,037	8,274
Total liabilities	434,475	495,666
Commitments and contingencies
Shareholders' equity:
Common stock, $0.01 par value; authorized 100,000 shares; 71,946 shares and 70,875 shares issued at September 30, 2023 and March 31, 2023, respectively; 67,097 shares and 66,026 shares outstanding at September 30, 2023 and March 31, 2023, respectively	719	709
Treasury stock, at cost, 4,849 shares and 4,849 shares at September 30, 2023 and March 31, 2023, respectively	(85,752)	(85,752)
Additional paid-in capital	371,080	359,342
Accumulated other comprehensive loss	(1,581)	(1,462)
Retained earnings	138,809	127,598
Total shareholders' equity	423,275	400,435
Total liabilities and shareholders' equity	$857,750	$896,101

NEXTGEN HEALTHCARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2022	2023	2022
Cash flows from operating activities:
Net income	$5,055	$13,623	$11,211	$14,771
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of capitalized software costs	6,125	5,371	12,061	10,725
Amortization of debt issuance costs	536	127	976	254
Amortization of other intangibles	2,244	2,078	4,488	4,564
Net amortization (accretion) of premiums/discounts on marketable securities	(983)	—	(1,956)	—
Change in fair value of contingent consideration	300	—	400	—
Depreciation	946	1,354	2,064	2,646
Excess tax deficiency (benefit) from share-based compensation	(41)	(23)	170	(434)
Impairment of assets	166	805	171	1,329
Loss on disposal of equipment and improvements	37	33	37	74
Loss on foreign currency exchange rates	16	1	100	7
Non-cash operating lease costs	371	768	763	1,682
Provision for bad debts	951	359	1,826	600
Realized loss on marketable securities	734	—	734	—
Share-based compensation	9,466	8,687	17,422	17,453
Gain on disposition of Commercial Dental assets	—	(10,296)	—	(10,296)
Changes in assets and liabilities, net of amounts acquired:
Accounts receivable	(6,106)	(63)	(2,606)	(1,527)
Contract assets	708	124	(972)	(2)
Accounts payable	(1,701)	(2,676)	(1,571)	3,153
Contract liabilities	(1,859)	(75)	(23,170)	1,739
Accrued compensation and related benefits	5,572	2,246	(7,802)	(20,422)
Income taxes	(4,781)	4,125	(2,825)	3,934
Deferred compensation	(113)	(200)	689	(249)
Operating lease liabilities	(912)	(2,012)	(1,979)	(4,097)
Other assets and liabilities	(26,149)	14,085	(27,746)	7,892
Net cash provided by (used in) operating activities	(9,418)	38,441	(17,515)	33,796
Cash flows from investing activities:
Additions to capitalized software costs	(9,195)	(9,418)	(17,420)	(18,416)
Additions to equipment and improvements	(401)	(971)	(854)	(1,426)
Proceeds from disposition of Commercial Dental assets	—	11,253	—	11,253
Proceeds from sales of marketable securities	8,599	—	15,457	—
Proceeds from maturities and redemptions of marketable securities	22,111	—	42,871	—
Purchases of marketable securities	(28,316)	—	(63,942)	—
Net cash provided by (used in) investing activities	(7,202)	864	(23,888)	(8,589)
Cash flows from financing activities:
Proceeds from issuance of shares under employee plans	780	507	1,430	2,575
Repurchase of common stock	—	(7,373)	—	(9,878)
Payments for taxes related to net share settlement of equity awards	(3,206)	(2,456)	(7,104)	(6,124)
Net cash used in financing activities	(2,426)	(9,322)	(5,674)	(13,427)
Effect of exchange rate changes on cash and cash equivalents	(78)	(90)	(130)	(219)
Net increase (decrease) in cash, cash equivalents, and restricted cash	(19,124)	29,893	(47,207)	11,561
Cash, cash equivalents, and restricted cash at beginning of period	77,905	48,415	105,988	66,747
Cash, cash equivalents, and restricted cash at end of period	$58,781	$78,308	$58,781	$78,308

NEXTGEN HEALTHCARE, INC.

SUPPLEMENTAL FINANCIAL INFORMATION

(In thousands)

The following table presents our revenues disaggregated by our major revenue categories and by occurrence:

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2022	2023	2022
Recurring revenues:
Subscription services	$50,263	$43,416	$102,761	$86,175
Support and maintenance	37,561	38,150	76,070	77,288
Managed services	35,063	31,055	69,822	61,700
Transactional and data services	38,429	30,882	76,037	58,099
Total recurring revenues	161,316	143,503	324,690	283,262

Software, hardware, and other non-recurring revenues:
Software license and hardware	5,521	7,916	10,492	14,115
Other non-recurring services	9,581	8,024	19,443	15,368
Total software, hardware and other non-recurring revenues	15,102	15,940	29,935	29,483

Total revenues	$176,418	$159,443	$354,625	$312,745

Recurring revenues as a percentage of total revenues	91.4%	90.0%	91.6%	90.6%

NEXTGEN HEALTHCARE, INC.

NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data)

RECONCILIATION OF NON-GAAP DILUTED EARNINGS PER SHARE

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2022	2023	2022
Income before provision for income taxes - GAAP	$6,696	$19,330	$15,242	$20,231
Non-GAAP adjustments:
Acquisition costs, net	8,372	225	8,705	225
Amortization of acquired intangible assets	2,244	2,078	4,488	4,564
Amortization of deferred debt issuance costs	536	127	976	254
Gain on disposition of Commercial Dental assets	—	(10,296)	—	(10,296)
Impairment of assets	166	805	525	1,329
Restructuring costs	15	321	105	321
Shareholder disputes, other regulatory and litigation matters, and related costs, net of insurance	(1,059)	224	(527)	345
Share-based compensation	9,466	8,687	17,422	17,453
Other non-run-rate expenses*	92	205	186	612
Total adjustments to GAAP income before provision for income taxes:	19,832	2,376	31,880	14,807
Income before provision for income taxes - Non-GAAP	26,528	21,706	47,122	35,038
Provision for income taxes	5,571	4,342	9,896	7,008
Net income - Non-GAAP	$20,957	$17,364	$37,226	$28,030
Diluted net income per share - Non-GAAP	$0.31	$0.25	$0.55	$0.41
Weighted-average shares outstanding (diluted):	67,690	68,422	67,280	68,353

* Other non-run-rate expenses for the three and six months ended September 30, 2023 consist of $92 and $186, respectively, excess lease-related expense for vacated facilities not related to core operations.

Other non-run-rate expenses for the three months ended September 30, 2022 consist of $205 excess lease-related expense for vacated facilities.

Other non-run-rate expenses for the six months ended September 30, 2022 consist of $462 excess lease-related expense for vacated facilities and $150 of professional services costs not related to core operations.

RECONCILIATION OF FREE CASH FLOW

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2022	2023	2022
Net cash provided by (used in) operating activities	$(9,418)	$38,441	$(17,515)	$33,796
Additions to capitalized software costs	(9,195)	$(9,418)	(17,420)	(18,416)
Additions to equipment and improvements	(401)	$(971)	(854)	(1,426)
Free cash flow	$(19,014)	$28,052	$(35,789)	$13,954

NEXTGEN HEALTHCARE, INC.

NON-GAAP FINANCIAL MEASURES

(In thousands)

RECONCILIATION OF ADJUSTED EBITDA

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2022	2023	2022
Income from operations - GAAP	$8,056	$9,289	$17,122	$10,479
Non-GAAP adjustments:
Acquisition costs, net	8,372	225	8,705	225
Amortization of acquired intangible assets	2,244	2,078	4,488	4,564
Impairment of assets	166	805	525	1,329
Restructuring costs	15	321	105	321
Shareholder disputes, other regulatory and litigation matters, and related costs, net of insurance	(1,059)	224	(527)	345
Share-based compensation	9,466	8,687	17,422	17,453
Other non-run-rate expenses*	92	205	186	612
Total adjustments to GAAP income from operations	19,296	12,545	30,904	24,849
Income from operations - Non-GAAP	27,352	21,834	48,026	35,328
Amortization of capitalized software costs	6,125	5,371	12,061	10,725
Depreciation	946	1,354	2,064	2,646
Depreciation and Amortization - Non-GAAP	7,071	6,725	14,125	13,371
Adjusted EBITDA - Non-GAAP	$34,423	$28,559	$62,151	$48,699
Total revenues	$176,418	$159,443	$354,625	$312,745
Adjusted EBITDA margin - Non-GAAP	19.5%	17.9%	17.5%	15.6%

* Other non-run-rate expenses for the three and six months ended September 30, 2023 consist of $92 and $186, respectively, excess lease-related expense for vacated facilities not related to core operations.

Other non-run-rate expenses for the three months ended September 30, 2022 consist of $205 excess lease-related expense for vacated facilities.

Other non-run-rate expenses for the six months ended September 30, 2022 consist of $462 excess lease-related expense for vacated facilities and $150 of professional services costs not related to core operations.